UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2005

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2005, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP2)
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	333-118975-04 (Commission File Number)	13-3789046 (IRS Employer Identification No.)
270 Park Avenue, New York, New York (Address of principal executive offices)	10167 (Zip Code)

Registrant's telephone number, including area code 212-270-5918

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2005-LDP2, which was made on November 15, 2005.

Exhibit No. 24 Power of Attorney and Certified Board Resolution

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on November 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS PAYING AGENT UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., Registrant

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: November 18, 2005
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Administrator:
Deanna Murphy 312.904.7989
deanna.murphy@abnamro.com
Analyst:
Vamsi Kaipa 714.259.6252
vamsi.kaipa@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Other Related Information
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Historical Collateral Prepayment
Delinquent Loan Detail
Page 2-4
Page 5-7

Page 11-12

Mortgage Loan Characteristics
Loan Level Detail
Modified Loan Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Realized Loss Detail
Appraisal Reduction Detail
Page 17-19
Page 20-32

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
JPM5LDP2
JPM5LDP2_200511_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
22-Jun-05
15-Jul-05
15-Jul-42
Parties to The Transaction
Depositor: J.P. Morgan Chase Commercial Mortgage Securities Corp.
Underwriter: J.P. Morgan Securities Inc
Master Servicer: Wachovia Bank, National Association
Special Servicer: LNR Partners, Inc.
Rating Agency: Moody's Investors Service, Inc./Fitch/Standard & Poor's Ratings Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.546836%
3.970000%
4.120000%
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
101
Upper Tier REMIC
Statement Date:
ABN AMRO Acct: 722660.1
955.996071714
10.426932745
0.000000000
945.569138968
3.452739122
Fixed
0.00
0.00
0.000000000
4.3340000000%
0.000000000
46625YMZ3
A-1
98,893,000.00
1,031,150.66
0.00
93,510,168.86
341,451.73
94,541,319.52
1000.000000000
0.000000000
0.000000000
1000.000000000
3.812500000
Fixed
0.00
0.00
0.000000000
4.5750000000%
0.000000000
46625YNA7
A-2
257,128,000.00
0.00
0.00
257,128,000.00
980,300.50
257,128,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.914166667
Fixed
0.00
0.00
0.000000000
4.6970000000%
0.000000000
46625YNB5
A-3
367,428,000.00
0.00
0.00
367,428,000.00
1,438,174.43
367,428,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.898333320
Fixed
0.00
0.00
0.000000000
4.6780000000%
0.000000000
46625YQB2
A-3A
122,717,000.00
0.00
0.00
122,717,000.00
478,391.77
122,717,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.948333342
Fixed
0.00
0.00
0.000000000
4.7380000000%
0.000000000
46625YNC3
A-4
561,321,000.00
0.00
0.00
561,321,000.00
2,216,282.42
561,321,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.882499959
Fixed
0.00
0.00
0.000000000
4.6590000000%
0.000000000
46625YND1
A-SB
123,438,000.00
0.00
0.00
123,438,000.00
479,248.03
123,438,000.00
998.783338327
0.286166249
0.000000000
998.497172078
3.923553886
Fixed
0.00
0.00
0.000000000
4.7140000000%
0.000000000
46625YNS8
A-1A
554,697,000.00
158,735.56
0.00
553,863,385.86
2,176,383.57
554,022,121.42
1000.000000000
0.000000000
0.000000000
1000.000000000
3.983333347
Fixed
0.00
0.00
0.000000000
4.7800000000%
0.000000000
46625YNE9
A-M
247,946,000.00
0.00
0.00
247,946,000.00
987,651.57
247,946,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.034999977
4.8420000000%
0.00
0.00
0.000000000
4.8420000000%
0.000000000
46625YNF6
A-J
216,011,000.00
0.00
0.00
216,011,000.00
871,604.38
216,011,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.068333065
4.8820000000%
0.00
0.00
0.000000000
4.8820000000%
0.000000000
46625YNJ8
B
18,621,000.00
0.00
0.00
18,621,000.00
75,756.43
18,621,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.092500000
4.9110000000%
0.00
0.00
0.000000000
4.9110000000%
0.000000000
46625YNK5
C
40,968,000.00
0.00
0.00
40,968,000.00
167,661.54
40,968,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.117500192
4.9410000000%
0.00
0.00
0.000000000
4.9410000000%
0.000000000
46625YNL3
D
26,070,000.00
0.00
0.00
26,070,000.00
107,343.23
26,070,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.150833525
4.9810000000%
0.00
0.00
0.000000000
4.9810000000%
0.000000000
46625YNM1
E
26,070,000.00
0.00
0.00
26,070,000.00
108,212.23
26,070,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.174999832
5.0100000000%
0.00
0.00
0.000000000
5.0100000000%
0.000000000
46625YNN9
F
29,795,000.00
0.00
0.00
29,795,000.00
124,394.12
29,795,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.327153433
5.3450813820%
0.00
0.00
0.000000000
5.1925839837%
0.000000000
46625YNV1
G
26,070,000.00
0.00
0.00
26,070,000.00
112,808.89
26,070,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.589653406
5.3450813820%
0.00
0.00
0.000000000
5.5075839837%
0.000000000
46625YNY5
H
44,692,000.00
0.00
0.00
44,692,000.00
205,120.79
44,692,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.589653298
5.3450813820%
0.00
0.00
0.000000000
5.5075839837%
0.000000000
46625YPB3
J
29,795,000.00
0.00
0.00
29,795,000.00
136,748.72
29,795,000.00
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.546836%
3.970000%
4.120000%
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
101
Upper Tier REMIC
Statement Date:
ABN AMRO Acct: 722660.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.589653358
5.3450813820%
0.00
0.00
0.000000000
5.5075839837%
0.000000000
46625YQE6
K
37,243,000.00
0.00
0.00
37,243,000.00
170,932.46
37,243,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.757500224
4.5090000000%
0.00
0.00
0.000000000
4.5090000000%
0.000000000
46625YPE7
L
11,173,000.00
0.00
0.00
11,173,000.00
41,982.55
11,173,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.757500168
4.5090000000%
0.00
0.00
0.000000000
4.5090000000%
0.000000000
46625YPH0
M
14,897,000.00
0.00
0.00
14,897,000.00
55,975.48
14,897,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.757500224
4.5090000000%
0.00
0.00
0.000000000
4.5090000000%
0.000000000
46625YPL1
N
11,173,000.00
0.00
0.00
11,173,000.00
41,982.55
11,173,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.757500336
4.5090000000%
0.00
0.00
0.000000000
4.5090000000%
0.000000000
46625YPP2
O
7,449,000.00
0.00
0.00
7,449,000.00
27,989.62
7,449,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.757500336
4.5090000000%
0.00
0.00
0.000000000
4.5090000000%
0.000000000
46625YPS6
P
7,449,000.00
0.00
0.00
7,449,000.00
27,989.62
7,449,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.757500224
4.5090000000%
0.00
0.00
0.000000000
4.5090000000%
0.000000000
46625YPV9
Q
11,173,000.00
0.00
0.00
11,173,000.00
41,982.55
11,173,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.757499919
4.5090000000%
0.00
0.00
0.000000000
4.5090000000%
0.000000000
46625YPY3
NR
37,243,402.00
0.00
0.00
37,243,402.00
139,942.08
37,243,402.00
998.312929732
0.000000000
0.000000000
997.913566740
0.041539505
0.0460393463%
0.00
0.00
0.000000000
0.0499316459%
0.000000000
N
46625YNP4
X-1
2,979,460,402.00
0.00
0.00
2,973,243,956.72
123,765.31
2,974,433,842.94
1000.000000000
0.000000000
0.000000000
1000.000000000
0.609981185
0.5771726260%
0.00
0.00
0.000000000
0.7319774210%
0.000000000
N
46625YNH2
X-2
2,909,929,000.00
0.00
0.00
2,909,929,000.00
1,775,001.94
2,909,929,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
46625YQF3
R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
46625YQG1
LR
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
2,929,460,402.00
2,924,433,842.94
14,644,964.73
Total
2,923,243,956.72
1,189,886.22
0.00
13,455,078.51
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.546836%
3.970000%
4.120000%
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
101
Grantor Trust
Statement Date:
ABN AMRO Acct: 722660.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.391388800
4.3600000000%
0.00
0.00
0.000000000
4.2100000000%
0.000000000
46625YNG4
A-MFL
50,000,000.00
0.00
0.00
50,000,000.00
169,569.44
50,000,000.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSW2338
S
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
50,000,000.00
50,000,000.00
169,569.44
Total
50,000,000.00
0.00
0.00
169,569.44
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
12,826,542.69
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
13,741,769.92
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
13,653,407.45
)
(1,327.70
)
(459.59
0.00
0.00
)
(1,787.29
1,110,211.61
79,674.61
1,189,886.22
0.00
0.00
0.00
0.00
0.00
0.00
1,189,886.22
14,843,293.67
14,841,506.38
2,974,433,843.26
295
1,189,886.22
0.00
0
0.00
0.00
0
0.00
0
2,973,243,957.04
295
2,400.67
183,698.85
79,674.61
915,227.23
79,674.61
915,227.23
88,362.47
0.00
0.00
7,144.32
95,506.79
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(88,362.47
13,651,620.16
Interest Not Advanced (
Current Period
)
0.00
915,227.23
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(183,698.85
)
(2,400.67
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Statement Date:
Cash Reconciliation Summary Loan Group 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
10,306,144.17
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
11,168,962.41
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
11,102,280.26
)
(1,079.62
)
(373.71
0.00
0.00
)
(1,453.33
958,243.12
72,907.54
1,031,150.66
0.00
0.00
0.00
0.00
0.00
0.00
1,031,150.66
12,133,430.92
12,131,977.59
2,420,411,677.47
235
1,031,150.66
0.00
0
0.00
0.00
0
0.00
0
2,419,380,526.81
235
2,400.67
183,698.85
72,907.54
862,818.24
72,907.54
862,818.24
66,682.15
0.00
0.00
6,542.14
73,224.29
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(66,682.15
11,100,826.93
Interest Not Advanced (
Current Period
)
0.00
862,818.24
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(183,698.85
)
(2,400.67
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Statement Date:
Cash Reconciliation Summary Loan Group 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
2,520,398.51
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
2,572,807.51
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
2,551,127.19
)
(248.08
)
(85.87
0.00
0.00
)
(333.95
151,968.49
6,767.07
158,735.56
0.00
0.00
0.00
0.00
0.00
0.00
158,735.56
2,709,862.75
2,709,528.80
554,022,165.79
60
158,735.56
0.00
0
0.00
0.00
0
0.00
0
553,863,430.23
60
0.00
0.00
6,767.07
52,409.00
6,767.07
52,409.00
21,680.32
0.00
0.00
602.18
22,282.51
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(21,680.32
2,550,793.24
Interest Not Advanced (
Current Period
)
0.00
52,409.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
341,451.73
341,451.73
341,451.73
0.00
30.00%
30.06%
30/360
4.334000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
980,300.50
980,300.50
980,300.50
0.00
30.00%
30.06%
30/360
4.575000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
1,438,174.43
1,438,174.43
1,438,174.43
0.00
30.00%
30.06%
30/360
4.697000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3A
30
478,391.77
478,391.77
478,391.77
0.00
30.00%
30.06%
30/360
4.678000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
2,216,282.42
2,216,282.42
2,216,282.42
0.00
30.00%
30.06%
30/360
4.738000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-SB
30
479,248.03
479,248.03
479,248.03
0.00
30.00%
30.06%
30/360
4.659000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
2,176,383.57
2,176,383.57
2,176,383.57
0.00
30.00%
30.06%
30/360
4.714000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-M
30
987,651.57
987,651.57
987,651.57
0.00
20.00%
20.04%
30/360
4.780000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-J
30
871,604.38
871,604.38
871,604.38
0.00
12.75%
12.78%
30/360
4.842000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
75,756.43
75,756.43
75,756.43
0.00
12.13%
12.15%
30/360
4.882000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
167,661.54
167,661.54
167,661.54
0.00
10.75%
10.77%
30/360
4.911000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
107,343.23
107,343.23
107,343.23
0.00
9.88%
9.90%
30/360
4.941000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
108,212.23
108,212.23
108,212.23
0.00
9.00%
9.02%
30/360
4.981000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
124,394.12
124,394.12
124,394.12
0.00
8.00%
8.02%
30/360
5.010000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
112,808.89
112,808.89
112,808.89
0.00
7.13%
7.14%
30/360
5.192583984%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
205,120.79
205,120.79
205,120.79
0.00
5.63%
5.64%
30/360
5.507583984%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
136,748.72
136,748.72
136,748.72
0.00
4.63%
4.63%
30/360
5.507583984%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
170,932.46
170,932.46
170,932.46
0.00
3.38%
3.38%
30/360
5.507583984%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
41,982.55
41,982.55
41,982.55
0.00
3.00%
3.01%
30/360
4.509000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
55,975.48
55,975.48
55,975.48
0.00
2.50%
2.51%
30/360
4.509000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
41,982.55
41,982.55
41,982.55
0.00
2.13%
2.13%
30/360
4.509000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
27,989.62
27,989.62
27,989.62
0.00
1.88%
1.88%
30/360
4.509000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
27,989.62
27,989.62
27,989.62
0.00
1.63%
1.63%
30/360
4.509000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Q
30
41,982.55
41,982.55
41,982.55
0.00
1.25%
1.25%
30/360
4.509000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
NR
30
139,942.08
139,942.08
139,942.08
0.00
0.00%
0.00%
30/360
4.509000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-1
30
123,765.31
123,765.31
123,765.31
0.00
NA
NA
30/360
0.049931646%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-2
30
1,775,001.94
1,775,001.94
1,775,001.94
0.00
NA
NA
30/360
0.731977421%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-MFL
29
169,569.44
169,569.44
169,569.44
0.00
20.00%
20.04%
Act/360
4.210000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
13,624,647.95
13,624,647.95
13,624,647.95
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Other Related Information
Statement Date:
Additional Interest Paid to Floating Rate Certificates:
Mortgage Loan Event of Default or Event of Default Status:
Additional Principal Paid to Floating Rate Certificates:
Default Status
Rating Agency Trigger Event:
Swap Default Status:
Floating Rate Certificate Interest Shortfall :
Floating Rate Certificate Principal Shortfall :
Amount Received
Amount Paid
Shortfall
Payment by Swap Counterparty as a Termination Payment:
Payment to any Successor Interest Rate Swap Counterparty to Acquire
a Replacement Interest Rate Swap Agreement:
Collateral Posted in Connection with any Rating Agency Trigger Event:
0.00
None
None
None
None
0.00
0.00
0.00
0.00
0.00
0.00
26,972.22
0.00
0.00
0.00
Class A-MFL Yield Maintenance Premiums paid to the SWAP Counterparty
Swap Contract A-MFL
Class A-MFL Distribution Conversion

14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
46625YMZ3
AAA
Aaa
AAA
A-1A
46625YNS8
AAA
Aaa
AAA
A-2
46625YNA7
AAA
Aaa
AAA
A-3
46625YNB5
AAA
Aaa
AAA
A-3A
46625YQB2
AAA
Aaa
AAA
A-4
46625YNC3
AAA
Aaa
AAA
A-SB
46625YND1
AAA
Aaa
AAA
A-M
46625YNE9
AAA
Aaa
AAA
A-J
46625YNF6
AAA
Aaa
AAA
B
46625YNJ8
AA+
Aa1
AA+
C
46625YNK5
AA
Aa2
AA
D
46625YNL3
AA-
Aa3
AA-
E
46625YNM1
A+
A1
A+
F
46625YNN9
A
A2
A
G
46625YNV1
A-
A3
A-
H
46625YNY5
BBB+
Baa1
BBB+
J
46625YPB3
BBB
Baa2
BBB
K
46625YQE6
BBB-
Baa3
BBB-
L
46625YPE7
BB+
Ba1
BB+
M
46625YPH0
BB
Ba2
BB
N
46625YPL1
BB-
Ba3
BB-
O
46625YPP2
B+
B1
B+

14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
P
46625YPS6
B
B2
B
Q
46625YPV9
B-
B3
B-
NR
46625YPY3
NR
NR
NR
X-1
46625YNP4
AAA
Aaa
AAA
X-2
46625YNH2
AAA
Aaa
AAA
A-MFL
46625YNG4
NR
NR
NR
AAA
6/22/05
Aaa
7/5/05
AAA
5/27/05
S
9ABSW2338
NR
NR
NR

14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722660.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
11/15/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10/17/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
9/15/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
8/15/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
7/15/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722660.1
Series 2005-LDP2
15-Nov-05
295
100.00%
2,973,243,957
99.79%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
101
263
5.55%
5.51%
0
0
0
0
17-Oct-05
295
100.00%
2,974,433,843
99.83%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
102
264
5.38%
5.35%
0
0
0
0
15-Sep-05
295
100.00%
2,975,780,547
99.88%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
103
265
5.55%
5.51%
0
0
0
0
15-Aug-05
295
100.00%
2,976,958,405
99.92%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
104
266
5.55%
5.51%
0
0
0
0
15-Jul-05
295
100.00%
2,978,130,679
99.96%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
105
266
5.38%
5.35%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
11-Sep-05
21,651.15
21,651.15
0.00
B
25
1-Oct-05
405,999.25
405,999.25
0.00
B
32
1-Oct-05
135,728.58
135,728.58
0.00
B
46
1-Oct-05
76,242.09
76,242.09
0.00
A
65
1-Oct-05
35,288.34
35,288.34
0.00
B
121
1-Oct-05
22,097.24
22,097.24
0.00
A
163
1-Oct-05
15,213.43
15,213.43
0.00
A
179
1-Oct-05
17,662.37
17,662.37
0.00
B
184
11-Sep-05
11,316.96
11,316.96
0.00
B
195
1-Oct-05
13,723.87
13,723.87
0.00
A
205
6-Oct-05
116,897.06
116,897.06
0.00
B
255
6-Oct-05
35,645.82
35,645.82
0.00
B
272
6-Oct-05
18,396.62
18,396.62
0.00
B
282
1-Oct-05
17,166.26
17,166.26
0.00
B
284
6-Oct-05
14,989.37
14,989.37
0.00
B
288
1-Oct-05
16,022.53
16,022.53
0.00
B
289
6-Oct-05
12,296.24
12,296.24
0.00
B
290
6-Oct-05
8,564.67
8,564.67
0.00
B
292
994,901.84
994,901.84
Total
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722660.1
Series 2005-LDP2
Commercial Mortgage Pass-Through Certificates
31-Oct-05
15-Dec-05
17-Oct-05
15-Nov-05
15-Nov-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
0 to
100,000
%
4
3,632,018
0.12
129
5.63
0.00
%
500,000 to
1,000,000
%
19
24,879,002
0.84
111
5.66
0.00
%
1,000,000 to
1,500,000
%
23
40,251,237
1.35
121
5.64
0.00
%
1,500,000 to
2,000,000
%
22
50,575,995
1.70
117
5.61
0.00
%
2,000,000 to
2,500,000
%
23
63,862,072
2.15
114
5.54
0.00
%
2,500,000 to
3,000,000
%
19
62,929,682
2.12
120
5.47
0.00
%
3,000,000 to
3,500,000
%
15
57,368,161
1.93
112
5.57
0.00
%
3,500,000 to
4,000,000
%
9
38,208,560
1.29
106
5.43
0.00
%
4,000,000 to
4,500,000
%
9
43,247,791
1.45
113
5.44
0.00
%
4,500,000 to
5,000,000
%
17
93,152,040
3.13
125
5.53
0.00
%
5,000,000 to
6,000,000
%
14
92,579,727
3.11
109
5.47
0.00
%
6,000,000 to
7,000,000
%
18
134,483,348
4.52
102
5.40
0.00
%
7,000,000 to
8,000,000
%
9
76,327,318
2.57
92
5.19
0.00
%
8,000,000 to
9,000,000
%
7
65,863,384
2.22
102
5.44
0.00
%
9,000,000 to 10,000,000
%
53
747,309,131
25.13
98
5.34
0.00
%
10,000,000 to 20,000,000
%
20
479,531,362
16.13
96
5.28
0.00
%
20,000,000 to 30,000,000
%
6
236,816,688
7.96
101
5.55
0.00
%
30,000,000 to 50,000,000
%
7
537,226,440
18.07
101
5.35
0.00
%
50,000,000 to 100,000,000
%
1
125,000,000
4.20
77
5.28
0.00
%
100,000,000 &
Above
%
125,000,000
825,000
2,973,243,957
295
100.00
%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
10,078,793
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
1
19,307,037
0.65
52
4.46
0.00
%
0.000%
%
to
4.500%
3
67,250,273
2.26
55
4.58
0.00
%
4.501%
%
to
4.625%
1
7,500,000
0.25
113
4.74
0.00
%
4.626%
%
to
4.750%
6
128,598,016
4.33
54
4.80
0.00
%
4.751%
%
to
4.875%
8
58,329,786
1.96
92
4.98
0.00
%
4.876%
%
to
5.000%
7
62,735,443
2.11
88
5.09
0.00
%
5.001%
%
to
5.125%
42
462,726,012
15.56
89
5.19
0.00
%
5.126%
%
to
5.250%
39
695,250,457
23.38
101
5.30
0.00
%
5.251%
%
to
5.375%
50
537,551,192
18.08
109
5.44
0.00
%
5.376%
%
to
5.500%
50
337,133,812
11.34
112
5.57
0.00
%
5.501%
%
to
5.625%
37
282,580,758
9.50
105
5.68
0.00
%
5.626%
%
to
5.750%
29
207,462,277
6.98
124
5.82
0.00
%
5.751%
%
to
5.875%
11
41,686,753
1.40
125
5.94
0.00
%
5.876%
%
to
6.000%
7
57,420,577
1.93
127
6.06
0.00
%
6.001%
%
to
6.120%
4
7,711,562
0.26
164
6.26
0.00
%
6.126%
%
&
Above
295
2,973,243,957
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00
%
4.460%
6.920%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
60
7
53,788,895
1.81
111
5.35
0.00
%
%
to
61
120
2
23,850,582
0.80
131
5.37
0.00
%
%
to
121
180
0
0
0.00
0
0.00
0.00
%
%
to
181
240
0
0
0.00
0
0.00
0.00
%
%
&
241
Above
173
66
9
77,639,477
Minimum Remaining Term
Maximum Remaining Term
2.61
%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
30
23
331,716,763
11.16
54
4.95
0.00
%
%
31
to
60
37
734,026,838
24.69
79
5.30
0.00
%
%
61
to
90
207
1,695,868,618
57.04
114
5.48
0.00
%
%
91
to
120
2
41,397,166
1.39
138
5.46
0.00
%
%
121
to
150
11
75,971,195
2.56
173
5.87
0.00
%
%
151
to
180
1
2,210,178
0.07
198
5.50
0.00
%
%
181
to
210
5
14,413,723
0.48
234
5.78
0.00
%
%
211
& Above
234
49
286
2,895,604,480
Minimum Remaining Term
Maximum Remaining Term
%
97.39

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722660.1
Series 2005-LDP2
Commercial Mortgage Pass-Through Certificates
31-Oct-05
15-Dec-05
17-Oct-05
15-Nov-05
15-Nov-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.000 0.200
0
0
0.00
0
0.00
0.00
%
%
0.201 0.375
0
0
0.00
0
0.00
0.00
%
%
0.376 0.550
0
0
0.00
0
0.00
0.00
%
%
0.551 0.725
0
0
0.00
0
0.00
0.00
%
%
0.726 0.900
0
0
0.00
0
0.00
0.00
%
%
0.901 1.075
0
0
0.00
0
0.00
0.00
%
%
1.076 1.250
0
0
0.00
0
0.00
0.00
%
%
1.251 1.425
0
0
0.00
0
0.00
0.00
%
%
1.426 1.600
0
0
0.00
0
0.00
0.00
%
%
1.601 1.775
0
0
0.00
0
0.00
0.00
%
%
1.776 1.950
0
0
0.00
0
0.00
0.00
%
%
1.951 2.125
0
0
0.00
0
0.00
0.00
%
%
2.126 2.300
0
0
0.00
0
0.00
0.00
%
%
2.301 2.475
0
0
0.00
0
0.00
0.00
%
%
2.476 & Above
295
2,973,243,957
100.00
101
5.38
0.00
%
%
Unknown
0.000
0.000
295
2,973,243,957
100.00
%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.000 1.050
3
40,363,641
1.36
131
6.00
0.00
%
%
1.051 1.175
94
985,046,496
33.13
112
5.48
0.00
%
%
1.176 1.300
72
699,572,512
23.53
100
5.42
0.00
%
%
1.301 1.425
54
482,817,227
16.24
100
5.46
0.00
%
%
1.426 1.550
24
282,342,503
9.50
96
5.39
0.00
%
%
1.551 1.675
15
101,474,309
3.41
104
5.27
0.00
%
%
1.676 1.800
3
11,727,459
0.39
101
5.42
0.00
%
%
1.801 1.925
4
10,851,470
0.36
87
5.16
0.00
%
%
1.926 2.050
2
14,736,632
0.50
114
5.30
0.00
%
%
2.051 2.175
4
71,276,314
2.40
109
5.25
0.00
%
%
2.176 2.300
2
9,840,389
0.33
114
5.12
0.00
%
%
2.301 2.425
7
77,116,351
2.59
58
4.68
0.00
%
%
2.426 2.550
6
150,321,053
5.06
58
4.78
0.00
%
%
2.551 2.675
1
16,000,000
0.54
77
5.00
0.00
%
%
2.676 & Above
4
19,757,602
0.66
105
4.92
0.00
%
%
Unknown
79.410
1.070
295
2,973,243,957 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Texas
47
341,398,122
11.48
103
5.35
0.00
%
%
California
25
325,763,078
10.96
98
5.38
0.00
%
%
Florida
21
253,604,221
8.53
93
5.31
0.00
%
%
Louisiana
4
184,340,674
6.20
116
5.55
0.00
%
%
Missouri
3
143,470,250
4.83
79
5.27
0.00
%
%
Utah
7
135,507,844
4.56
64
4.95
0.00
%
%
New York
11
124,464,197
4.19
117
5.30
0.00
%
%
Virginia
6
121,115,788
4.07
110
5.36
0.00
%
%
Tennessee
10
116,654,532
3.92
98
5.37
0.00
%
%
Michigan
12
109,199,511
3.67
86
5.37
0.00
%
%
Massachusetts
5
105,788,860
3.56
113
5.54
0.00
%
%
Washington
10
102,857,310
3.46
103
5.55
0.00
%
%
Indiana
9
92,449,916
3.11
104
5.47
0.00
%
%
New Jersey
7
85,608,972
2.88
127
5.53
0.00
%
%
Arizona
9
72,086,248
2.42
80
5.26
0.00
%
%
Wisconsin
6
67,289,982
2.26
114
5.31
0.00
%
%
Oregon
7
61,846,313
2.08
114
5.49
0.00
%
%
Ohio
7
56,133,208
1.89
103
5.45
0.00
%
%
Illinois
13
54,397,692
1.83
111
5.43
0.00
%
%
Georgia
12
50,555,980
1.70
96
5.57
0.00
%
%
Iowa
2
43,158,463
1.45
112
5.33
0.00
%
%
Delaware
2
39,827,106
1.34
112
5.53
0.00
%
%
South Carolina
9
37,174,022
1.25
93
5.41
0.00
%
%
North Carolina
4
37,052,309
1.25
88
5.53
0.00
%
%
Pennsylvania
8
31,795,133
1.07
94
5.49
0.00
%
%
Colorado
8
27,836,452
0.94
101
5.39
0.00
%
%
Maryland
3
24,202,749
0.81
114
5.51
0.00
%
%
West Virginia
1
23,855,365
0.80
114
5.50
0.00
%
%
Minnesota
3
19,134,942
0.64
113
5.50
0.00
%
%
Oklahoma
3
18,304,511
0.62
113
5.44
0.00
%
%
Idaho
3
15,686,248
0.53
114
5.45
0.00
%
%
Connecticut
3
13,878,383
0.47
102
5.56
0.00
%
%
Alabama
5
12,189,772
0.41
102
5.37
0.00
%
%
District of Columbia
1
5,440,000
0.18
114
5.36
0.00
%
%
New Mexico
2
4,443,184
0.15
112
5.40
0.00
%
%
Kansas
1
3,480,114
0.12
114
5.76
0.00
%
%
Mississippi
1
3,129,311
0.11
233
5.69
0.00
%
%
Arkansas
1
2,289,158
0.08
115
5.82
0.00
%
%
New Hampshire
1
2,210,178
0.07
198
5.50
0.00
%
%
Kentucky
1
1,639,222
0.06
113
5.91
0.00
%
%
Montana
1
1,096,322
0.04
111
5.28
0.00
%
%
Rhode Island
1
888,318
0.03
234
5.88
0.00
%
%
100.00
2,973,243,957
295
%

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722660.1
Series 2005-LDP2
Commercial Mortgage Pass-Through Certificates
31-Oct-05
15-Dec-05
17-Oct-05
15-Nov-05
15-Nov-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Retail
115
1,030,239,636
34.65
105
5.30
0.00
%
%
Office
62
920,391,961
30.96
106
5.47
0.00
%
%
Multifamily
73
627,651,973
21.11
89
5.38
0.00
%
%
Industrial
16
162,405,455
5.46
106
5.37
0.00
%
%
Other
1
125,000,000
4.20
77
5.28
0.00
%
%
Mobile Home Park
10
51,011,876
1.72
105
5.43
0.00
%
%
Self Storage
15
41,921,379
1.41
124
5.69
0.00
%
%
Lodging
3
14,621,677
0.49
114
5.82
0.00
%
%
2,973,243,957
295
100.00
%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Amortizing Balloon
164
976,574,140
32.85
116
5.53
0.00
%
%
ARD
10
72,015,988
2.42
91
5.40
0.00
%
%
Full Amortizing
9
30,168,098
1.01
202
5.82
0.00
%
%
IO Maturity Balloon
41
708,551,024
23.83
76
5.15
0.00
%
%
IO/Amortizing/Balloon
71
1,185,934,707
39.89
102
5.38
0.00
%
%
2,973,243,957
295
100.00
%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
295
2,973,243,957
100.00
101
0.00
%
%
5.38
0
to
12
0
0
0.00
0
0.00
%
%
0.00
13
to
24
0
0
0.00
0
0.00
%
%
0.00
25
to
36
0
0
0.00
0
0.00
%
%
0.00
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
295
2,973,243,957
100.00
%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
0
0
0.00
0
0.00
0.00
%
%
2008
1
6,716,461
0.23
49
5.20
0.00
%
%
2009
22
325,000,302
10.93
54
4.94
0.00
%
%
2010
4
35,952,749
1.21
68
5.11
0.00
%
%
2011
30
601,646,275
20.24
77
5.31
0.00
%
%
2012
4
99,881,006
3.36
90
5.33
0.00
%
%
2013
1
2,557,339
0.09
109
5.63
0.00
%
%
2014
212
1,743,646,982
58.64
114
5.47
0.00
%
%
2015
21
157,842,843
5.31
163
5.67
0.00
%
%
2016 & Greater
100.00
2,973,243,957
295
%

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
IN
5.53%
11-Mar-15
JP5LDP2A
Industrial
0.00
2,056,630
12,818
1
CA
5.62%
11-Apr-15
JP5LDP2A
Retail
0.00
3,810,619
23,919
2
GA
5.52%
11-Apr-15
JP5LDP2A
Retail
0.00
1,687,894
9,674
3
CO
5.37%
11-Apr-15
JP5LDP2A
Retail
0.00
2,853,851
16,090
4
AL
5.52%
11-Apr-15
JP5LDP2A
Retail
0.00
2,566,592
14,710
5
CT
5.76%
11-Apr-15
JP5LDP2A
Office
0.00
6,249,000
30,995
6
TX
5.71%
11-Apr-15
JP5LDP2A
Office
0.00
5,000,000
24,585
7
WA
5.73%
11-Apr-15
JP5LDP2B
Multifamily
0.00
2,979,600
17,469
8
WA
5.28%
11-Apr-13
JP5LDP2A
Office
0.00
8,734,003
48,758
9
OR
6.06%
11-Apr-15
JP5LDP2A
Lodging
0.00
5,051,639
33,047
10
NC
5.81%
11-May-15
JP5LDP2A
Retail
0.00
1,541,294
9,105
11
WA
5.76%
11-May-15
JP5LDP2A
Retail
0.00
9,200,000
45,632
12
RI
5.88%
11-May-25
JP5LDP2A
Office
0.00
888,318
6,431
13
SC
5.54%
11-May-15
JP5LDP2B
Multifamily
0.00
3,271,039
20,344
14
TX
5.93%
11-May-15
JP5LDP2A
Retail
0.00
964,701
5,772
15
NM
5.58%
11-May-15
JP5LDP2A
Retail
0.00
1,988,162
11,456
16
LA
5.83%
11-May-15
JP5LDP2A
Office
0.00
90,000,000
451,825
17
MI
5.69%
11-May-15
JP5LDP2A
Retail
0.00
2,072,712
14,672
18
OR
5.49%
11-May-15
JP5LDP2A
Office
0.00
39,100,000
178,883
19
TX
5.45%
11-May-15
JP5LDP2A
Industrial
0.00
2,236,288
12,705
20
MN
5.34%
11-May-15
JP5LDP2A
Retail
0.00
6,956,286
39,045
21
TX
5.54%
11-May-15
JP5LDP2A
Retail
0.00
2,385,666
13,687
22
NH
5.50%
11-May-22
JP5LDP2A
Self Storage
0.00
2,210,178
17,101
23
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
ID
5.48%
11-May-15
JP5LDP2A
Office
0.00
6,957,626
39,657
24
IL
6.13%
11-Jun-15
JP5LDP2A
Lodging
0.00
2,969,242
21,719
B
25
ID
5.54%
11-Jun-15
JP5LDP2B
Multifamily
0.00
5,428,622
31,116
26
WA
5.64%
11-Jun-12
JP5LDP2A
Office
0.00
24,379,755
141,268
27
MI
5.42%
11-Jun-15
JP5LDP2A
Retail
0.00
5,123,467
28,983
28
WA
5.42%
11-Jun-15
JP5LDP2A
Retail
0.00
3,879,907
21,948
29
MO
5.28%
1-Apr-12
JP5LDP2A
Other
0.00
125,000,000
568,333
30
UT
4.79%
11-Jun-10
JP5LDP2A
Retail
0.00
90,428,329
360,960
31
LA
5.27%
1-Jun-15
JP5LDP2A
Retail
0.00
90,000,000
408,038
B
32
CA
5.33%
1-May-13
JP5LDP2A
Office
0.00
80,182,200
368,014
33
MA
5.55%
1-Jun-15
JP5LDP2A
Retail
0.00
70,365,911
403,762
34
CA
5.31%
1-May-15
JP5LDP2A
Office
0.00
60,000,000
274,350
35
VA
5.43%
1-Jun-15
JP5LDP2A
Office
0.00
56,250,000
263,016
36
TN
5.33%
1-Jun-15
JP5LDP2A
Retail
0.00
46,000,000
211,127
37
FL
5.18%
1-Apr-12
JP5LDP2B
Multifamily
0.00
45,000,000
200,792
38
MI
5.72%
1-Jan-12
JP5LDP2A
Office
0.00
38,600,000
190,126
39
FL
6.06%
1-Apr-15
JP5LDP2A
Office
0.00
34,282,150
208,178
40
IN
5.68%
1-Jun-15
JP5LDP2B
Multifamily
0.00
33,834,538
196,862
41
CA
4.58%
11-Jun-10
JP5LDP2A
Retail
0.00
29,623,024
113,061
42
FL
4.58%
11-May-10
JP5LDP2A
Retail
0.00
26,853,024
102,489
43
UT
5.25%
1-Apr-12
JP5LDP2B
Multifamily
0.00
26,400,000
119,389
44
WA
5.33%
1-May-15
JP5LDP2A
Retail
0.00
25,200,000
115,661
45
WV
5.50%
1-May-15
JP5LDP2A
Industrial
0.00
23,855,365
136,269
B
46
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
VA
5.23%
1-Apr-15
JP5LDP2A
Office
0.00
23,222,624
128,926
47
IA
5.15%
1-May-12
JP5LDP2A
Industrial
0.00
22,761,297
100,881
48
OH
5.25%
1-Jan-15
JP5LDP2A
Retail
0.00
22,000,000
99,458
49
NY
5.40%
1-Jun-16
JP5LDP2A
Office
0.00
22,000,000
102,300
50
NY
5.40%
1-Jun-16
JP5LDP2A
Office
0.00
21,000,000
97,650
51
MI
5.13%
1-May-11
JP5LDP2A
Office
0.00
20,550,000
90,709
52
IA
5.53%
1-May-18
JP5LDP2A
Industrial
0.00
20,397,166
116,897
53
NY
5.33%
1-May-15
JP5LDP2A
Office
0.00
20,352,000
93,322
54
TX
5.10%
1-May-12
JP5LDP2A
Office
0.00
19,645,057
86,224
55
TX
4.46%
11-Mar-10
JP5LDP2A
Retail
0.00
19,307,037
71,758
56
CA
5.43%
1-May-15
JP5LDP2A
Industrial
0.00
19,000,000
88,841
57
NJ
5.84%
1-May-20
JP5LDP2A
Retail
0.00
18,841,778
120,566
58
VA
5.39%
1-Apr-12
JP5LDP2A
Office
0.00
18,000,000
83,545
59
CA
5.56%
1-Jun-15
JP5LDP2A
Retail
0.00
17,910,075
102,881
60
TN
5.25%
1-May-12
JP5LDP2A
Industrial
0.00
17,827,200
80,548
61
AZ
4.82%
11-Apr-10
JP5LDP2A
Retail
0.00
17,071,500
68,499
62
CA
5.63%
1-May-10
JP5LDP2B
Multifamily
0.00
16,400,000
79,438
63
CA
5.73%
11-Apr-10
JP5LDP2A
Retail
0.00
16,250,000
80,180
64
WI
5.61%
1-May-15
JP5LDP2A
Office
0.00
16,000,000
77,293
A
65
FL
5.00%
11-Apr-12
JP5LDP2A
Retail
0.00
16,000,000
66,667
66
NY
4.97%
1-May-15
JP5LDP2A
Retail
0.00
15,891,705
85,598
67
NY
5.48%
1-Apr-15
JP5LDP2A
Retail
0.00
15,885,067
90,646
68
TX
5.48%
1-Jun-15
JP5LDP2A
Office
0.00
15,421,186
87,813
69
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NJ
5.57%
1-Jun-15
JP5LDP2A
Office
0.00
15,422,735
88,689
70
NY
5.05%
1-Apr-15
JP5LDP2A
Office
0.00
14,633,851
79,633
71
TX
5.18%
1-Apr-12
JP5LDP2B
Multifamily
0.00
14,600,000
65,146
72
MA
5.66%
1-May-15
JP5LDP2A
Office
0.00
14,500,000
70,671
73
TX
5.18%
1-Apr-12
JP5LDP2B
Multifamily
0.00
14,250,000
63,584
74
CA
5.56%
1-Jun-15
JP5LDP2A
Retail
0.00
13,930,058
80,018
75
FL
5.18%
1-Apr-12
JP5LDP2B
Multifamily
0.00
13,960,000
62,290
76
FL
5.18%
1-Apr-12
JP5LDP2A
Multifamily
0.00
13,760,000
61,398
77
IN
5.16%
1-May-15
JP5LDP2A
Office
0.00
13,182,150
58,573
78
TX
5.34%
1-May-15
JP5LDP2A
Office
0.00
13,071,145
60,105
79
TX
5.18%
1-Apr-12
JP5LDP2B
Multifamily
0.00
12,640,000
56,400
80
TX
5.68%
1-Apr-20
JP5LDP2A
Retail
0.00
12,500,000
61,139
81
TX
5.84%
1-Jun-20
JP5LDP2A
Retail
0.00
12,242,283
72,484
82
IN
5.23%
1-May-15
JP5LDP2B
Multifamily
0.00
11,923,227
66,116
83
TX
5.18%
1-Apr-12
JP5LDP2B
Multifamily
0.00
11,720,000
52,295
84
TX
5.53%
1-Jun-15
JP5LDP2A
Office
0.00
11,442,166
65,512
85
WA
5.87%
11-May-15
JP5LDP2B
Multifamily
0.00
11,300,000
57,118
86
MO
5.41%
1-May-15
JP5LDP2A
Industrial
0.00
11,031,750
62,399
87
MI
4.56%
11-Jun-10
JP5LDP2A
Retail
0.00
10,774,225
40,942
88
PA
5.65%
1-May-10
JP5LDP2A
Office
0.00
10,640,000
51,767
89
VA
5.31%
1-May-15
JP5LDP2A
Office
0.00
10,608,000
48,505
90
MN
5.59%
1-Mar-15
JP5LDP2A
Retail
0.00
10,416,368
60,212
91
WI
5.27%
11-Jun-15
JP5LDP2A
Retail
0.00
10,305,595
70,365
92
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
5.18%
1-Apr-12
JP5LDP2A
Multifamily
0.00
10,400,000
46,405
93
TX
5.25%
1-Apr-12
JP5LDP2A
Multifamily
0.00
10,280,000
46,489
94
TX
5.62%
1-Jun-15
JP5LDP2A
Retail
0.00
10,189,519
58,915
95
AZ
5.38%
11-May-15
JP5LDP2A
Mobile Home Park
0.00
10,200,000
47,254
96
TX
5.36%
1-Mar-15
JP5LDP2B
Multifamily
0.00
10,035,211
56,574
97
TN
4.99%
1-Dec-11
JP5LDP2A
Industrial
0.00
9,762,000
40,610
98
VA
5.22%
1-Apr-15
JP5LDP2A
Office
0.00
9,675,936
53,659
99
NJ
5.44%
1-May-15
JP5LDP2A
Retail
0.00
9,441,976
53,583
100
FL
5.97%
11-May-15
JP5LDP2A
Retail
0.00
9,349,123
56,177
101
TX
5.18%
1-Apr-12
JP5LDP2A
Multifamily
0.00
9,200,000
41,051
102
OK
5.40%
1-Feb-15
JP5LDP2A
Retail
0.00
8,813,014
49,976
103
SC
5.28%
1-Jun-15
JP5LDP2B
Multifamily
0.00
8,800,000
40,011
104
CO
5.10%
1-May-12
JP5LDP2A
Office
0.00
8,694,200
38,160
105
TX
5.18%
1-Apr-12
JP5LDP2A
Multifamily
0.00
8,480,000
37,838
106
IL
5.27%
11-Jun-15
JP5LDP2A
Retail
0.00
8,353,216
57,034
107
CA
6.03%
1-May-20
JP5LDP2A
Retail
0.00
7,985,706
68,924
108
FL
5.19%
11-Mar-15
JP5LDP2A
Retail
0.00
8,100,000
36,200
109
TX
5.18%
1-Apr-12
JP5LDP2B
Multifamily
0.00
8,000,698
35,699
110
OK
5.42%
1-Jun-15
JP5LDP2B
Multifamily
0.00
8,000,000
37,352
111
MA
5.50%
1-May-15
JP5LDP2A
Retail
0.00
7,865,000
37,250
112
SC
5.61%
11-Apr-10
JP5LDP2B
Multifamily
0.00
7,670,000
37,052
113
TX
5.18%
1-Apr-12
JP5LDP2B
Multifamily
0.00
7,600,000
33,911
114
MI
4.74%
1-Apr-15
JP5LDP2A
Retail
0.00
7,500,000
30,613
115
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.91%
11-Apr-15
JP5LDP2A
Self Storage
0.00
7,451,007
44,533
116
NJ
5.45%
1-Jun-15
JP5LDP2A
Industrial
0.00
7,411,868
42,067
117
MO
4.82%
11-Apr-10
JP5LDP2A
Retail
0.00
7,438,500
29,847
118
MD
5.47%
11-Apr-15
JP5LDP2A
Industrial
0.00
7,430,000
34,997
119
TX
5.18%
1-Apr-12
JP5LDP2B
Multifamily
0.00
7,300,000
32,573
120
AZ
5.64%
1-May-15
JP5LDP2A
Office
0.00
7,300,000
35,454
B
121
IL
5.52%
11-May-15
JP5LDP2A
Retail
0.00
7,140,000
33,939
122
FL
5.24%
11-May-10
JP5LDP2A
Mobile Home Park
0.00
7,085,000
31,969
123
MA
5.12%
1-May-13
JP5LDP2A
Office
0.00
7,007,949
30,885
124
GA
5.54%
1-May-15
JP5LDP2A
Retail
0.00
6,900,000
32,917
125
CA
5.44%
11-Apr-15
JP5LDP2B
Multifamily
0.00
6,850,003
38,918
126
WI
5.27%
11-Jun-15
JP5LDP2A
Retail
0.00
6,741,885
46,032
127
TX
5.20%
1-Dec-09
JP5LDP2B
Multifamily
0.00
6,716,461
37,340
128
CA
5.50%
11-Jun-15
JP5LDP2A
Lodging
0.00
6,600,795
40,837
129
NC
5.65%
1-Mar-15
JP5LDP2A
Office
0.00
6,524,318
37,959
130
MI
5.14%
1-May-15
JP5LDP2A
Office
0.00
6,457,590
35,452
131
MA
5.59%
1-May-15
JP5LDP2A
Retail
0.00
6,050,000
29,122
132
CA
5.39%
1-Jun-15
JP5LDP2A
Office
0.00
5,968,884
33,654
133
TX
5.89%
1-May-20
JP5LDP2A
Self Storage
0.00
5,966,915
35,550
134
FL
5.11%
1-May-15
JP5LDP2A
Office
0.00
5,804,410
25,541
135
OH
5.58%
1-Mar-15
JP5LDP2A
Retail
0.00
5,692,196
32,868
136
MI
5.61%
1-May-15
JP5LDP2A
Retail
0.00
5,666,489
32,758
137
TX
5.49%
1-May-15
JP5LDP2A
Retail
0.00
5,688,000
26,890
138
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
5.12%
11-Mar-10
JP5LDP2A
Multifamily
0.00
5,650,000
24,910
139
DC
5.36%
1-May-15
JP5LDP2A
Office
0.00
5,440,000
25,109
140
CA
5.22%
1-May-15
JP5LDP2A
Office
0.00
5,400,000
24,273
141
TX
5.86%
1-May-20
JP5LDP2A
Retail
0.00
5,220,849
31,005
142
OH
5.38%
1-Mar-15
JP5LDP2B
Multifamily
0.00
5,216,122
29,471
143
PA
5.32%
11-Apr-15
JP5LDP2A
Office
0.00
5,062,078
28,384
144
TX
5.99%
1-Apr-15
JP5LDP2A
Retail
0.00
5,007,666
30,185
145
WI
5.27%
11-Jun-15
JP5LDP2A
Retail
0.00
4,962,502
33,883
146
IL
5.24%
1-May-15
JP5LDP2A
Office
0.00
4,968,081
27,579
147
FL
4.99%
1-Jun-15
JP5LDP2A
Industrial
0.00
4,872,308
26,274
148
IL
5.63%
1-Apr-15
JP5LDP2A
Office
0.00
4,766,632
27,647
149
FL
5.34%
1-Jan-15
JP5LDP2A
Retail
0.00
4,628,931
26,105
150
IN
5.82%
11-Apr-15
JP5LDP2A
Office
0.00
4,569,339
27,049
151
TX
5.25%
11-Feb-15
JP5LDP2B
Multifamily
0.00
4,514,073
25,180
152
MI
5.40%
11-Mar-15
JP5LDP2B
Multifamily
0.00
4,500,000
20,925
153
SC
4.82%
11-Feb-10
JP5LDP2A
Retail
0.00
4,482,500
17,986
154
CA
5.42%
11-Apr-15
JP5LDP2A
Retail
0.00
4,367,980
24,762
155
IN
5.27%
11-Jun-15
JP5LDP2A
Retail
0.00
4,334,775
29,597
156
CT
5.77%
1-May-15
JP5LDP2A
Retail
0.00
4,176,191
24,563
157
IL
5.24%
1-May-15
JP5LDP2A
Office
0.00
4,073,827
22,615
158
IN
5.58%
1-May-15
JP5LDP2A
Retail
0.00
4,075,000
19,580
159
TN
5.49%
1-May-15
JP5LDP2A
Retail
0.00
4,025,538
22,970
160
IL
5.83%
1-May-15
JP5LDP2A
Retail
0.00
4,000,000
20,081
161
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NY
5.74%
1-Apr-13
JP5LDP2A
Industrial
0.00
3,956,854
28,061
162
NY
5.29%
1-May-15
JP5LDP2A
Office
0.00
3,974,744
22,187
A
163
IL
5.31%
1-May-15
JP5LDP2A
Retail
0.00
3,895,358
21,792
164
IL
5.30%
11-Mar-12
JP5LDP2B
Multifamily
0.00
3,900,000
17,799
165
GA
5.78%
11-May-15
JP5LDP2A
Retail
0.00
3,880,000
19,312
166
IL
5.33%
1-May-15
JP5LDP2A
Retail
0.00
3,776,217
21,172
167
TX
5.52%
1-Apr-15
JP5LDP2A
Multifamily
0.00
3,772,940
21,624
168
MI
6.11%
1-Nov-18
JP5LDP2A
Office
0.00
3,707,910
34,502
169
TX
5.83%
1-May-15
JP5LDP2B
Multifamily
0.00
3,679,313
21,781
170
NJ
5.19%
1-Apr-15
JP5LDP2A
Retail
0.00
3,510,969
21,148
171
KS
5.76%
1-May-15
JP5LDP2A
Retail
0.00
3,480,114
20,447
172
TN
5.65%
1-May-15
JP5LDP2B
Multifamily
0.00
3,469,865
21,808
173
CA
5.34%
1-Apr-15
JP5LDP2A
Self Storage
0.00
3,474,087
19,523
174
AL
5.39%
1-Jun-15
JP5LDP2A
Self Storage
0.00
3,456,979
19,492
175
CT
4.93%
1-May-11
JP5LDP2A
Office
0.00
3,453,192
14,648
176
OR
5.19%
1-May-15
JP5LDP2B
Multifamily
0.00
3,378,057
18,649
177
VA
5.45%
1-Mar-20
JP5LDP2A
Retail
0.00
3,359,228
20,778
178
FL
5.38%
1-Apr-15
JP5LDP2A
Industrial
0.00
3,300,000
15,288
A
179
ID
5.26%
11-Mar-15
JP5LDP2A
Retail
0.00
3,300,000
14,947
180
MS
5.69%
1-Apr-25
JP5LDP2A
Retail
0.00
3,129,311
22,217
181
SC
5.50%
1-May-15
JP5LDP2A
Retail
0.00
3,140,956
17,942
182
IL
5.37%
1-Apr-15
JP5LDP2A
Retail
0.00
3,077,171
17,340
183
TN
5.57%
1-Apr-15
JP5LDP2A
Retail
0.00
3,077,171
17,732
B
184
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
WA
5.20%
1-Jun-15
JP5LDP2A
Office
0.00
2,983,771
16,464
185
OR
5.18%
11-May-15
JP5LDP2A
Retail
0.00
2,980,596
16,436
186
NJ
5.74%
11-Apr-15
JP5LDP2A
Retail
0.00
2,979,645
17,488
187
LA
5.69%
1-Apr-25
JP5LDP2A
Retail
0.00
2,952,180
20,960
188
PA
5.52%
1-Apr-15
JP5LDP2A
Multifamily
0.00
2,780,061
15,933
189
SC
5.50%
1-Apr-15
JP5LDP2A
Retail
0.00
2,779,974
15,898
190
FL
5.84%
11-Mar-15
JP5LDP2A
Retail
0.00
2,749,141
16,324
191
FL
5.79%
1-Apr-15
JP5LDP2A
Self Storage
0.00
2,598,918
16,578
192
AL
5.39%
1-Jun-15
JP5LDP2A
Self Storage
0.00
2,586,516
14,584
193
FL
5.64%
1-May-15
JP5LDP2A
Retail
0.00
2,584,818
14,992
194
AL
5.16%
11-Apr-10
JP5LDP2B
Multifamily
0.00
2,560,000
11,375
B
195
CA
5.31%
1-Jun-10
JP5LDP2A
Office
0.00
2,550,000
11,660
196
OR
5.55%
11-Apr-15
JP5LDP2A
Retail
0.00
2,500,000
11,948
197
CA
5.60%
1-Apr-15
JP5LDP2A
Retail
0.00
2,482,506
14,352
198
UT
5.69%
11-Mar-15
JP5LDP2A
Self Storage
0.00
2,480,527
14,494
199
GA
5.54%
11-Feb-15
JP5LDP2B
Multifamily
0.00
2,475,000
11,807
200
NY
5.63%
1-May-15
JP5LDP2A
Multifamily
0.00
2,470,000
11,975
201
NM
5.25%
11-Feb-15
JP5LDP2A
Mobile Home Park
0.00
2,455,022
13,695
202
CO
5.76%
11-May-15
JP5LDP2A
Office
0.00
2,455,966
14,430
203
TX
5.60%
11-May-15
JP5LDP2B
Multifamily
0.00
2,385,858
13,778
204
AZ
5.60%
1-Apr-15
JP5LDP2A
Retail
0.00
2,383,206
13,778
A
205
PA
5.44%
11-May-15
JP5LDP2A
Retail
0.00
2,310,799
13,114
206
NC
5.72%
1-May-15
JP5LDP2A
Retail
0.00
2,306,697
13,495
207
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
AR
5.82%
1-Jun-15
JP5LDP2A
Office
0.00
2,289,158
13,525
208
AZ
5.71%
1-Jun-15
JP5LDP2A
Self Storage
0.00
2,189,370
12,783
209
CA
5.78%
11-May-11
JP5LDP2A
Self Storage
0.00
2,187,557
12,881
210
CO
5.57%
11-Mar-15
JP5LDP2A
Mobile Home Park
0.00
2,142,719
12,359
211
TX
5.39%
11-Mar-15
JP5LDP2B
Multifamily
0.00
2,082,520
11,779
212
TX
5.47%
1-Jun-15
JP5LDP2A
Mobile Home Park
0.00
1,977,667
13,724
213
UT
5.86%
11-May-15
JP5LDP2B
Multifamily
0.00
1,988,895
11,812
214
IL
5.24%
1-May-15
JP5LDP2A
Office
0.00
1,987,233
11,032
215
IN
5.97%
11-May-15
JP5LDP2A
Mobile Home Park
0.00
1,974,256
11,863
216
AZ
6.09%
11-Apr-15
JP5LDP2A
Self Storage
0.00
1,948,446
12,782
217
UT
5.68%
1-May-15
JP5LDP2A
Self Storage
0.00
1,888,993
10,998
218
CA
4.98%
1-Apr-20
JP5LDP2A
Office
0.00
1,850,582
15,005
219
MN
5.61%
1-May-15
JP5LDP2A
Mobile Home Park
0.00
1,762,287
14,813
220
TX
5.25%
11-Feb-15
JP5LDP2B
Multifamily
0.00
1,742,274
9,719
221
GA
5.78%
11-May-15
JP5LDP2A
Retail
0.00
1,720,000
8,561
222
MI
5.51%
1-May-15
JP5LDP2A
Retail
0.00
1,689,778
9,663
223
TX
6.15%
1-May-25
JP5LDP2A
Retail
0.00
1,679,210
12,329
224
CO
5.41%
1-Apr-15
JP5LDP2A
Retail
0.00
1,687,602
9,557
225
KY
5.91%
1-Apr-15
JP5LDP2A
Retail
0.00
1,639,222
9,797
226
GA
5.78%
11-May-15
JP5LDP2A
Retail
0.00
1,630,000
8,113
227
CA
5.82%
1-Apr-15
JP5LDP2A
Retail
0.00
1,589,335
9,408
228
CO
5.57%
1-May-15
JP5LDP2A
Industrial
0.00
1,540,805
8,869
229
TN
5.75%
1-Jun-15
JP5LDP2A
Retail
0.00
1,537,602
9,016
230
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
OK
5.77%
11-May-15
JP5LDP2A
Mobile Home Park
0.00
1,491,497
8,773
231
IL
5.38%
1-May-15
JP5LDP2A
Retail
0.00
1,490,715
8,404
232
PA
5.56%
1-Apr-15
JP5LDP2A
Multifamily
0.00
1,489,411
8,573
233
OR
5.43%
1-May-15
JP5LDP2B
Multifamily
0.00
1,391,430
7,888
234
TX
5.54%
1-Apr-15
JP5LDP2A
Retail
0.00
1,390,074
7,984
235
GA
5.80%
1-Apr-15
JP5LDP2B
Multifamily
0.00
1,386,113
8,850
236
GA
5.78%
11-May-15
JP5LDP2A
Retail
0.00
1,395,000
6,943
237
LA
5.97%
11-Apr-15
JP5LDP2A
Retail
0.00
1,388,494
8,352
238
CO
6.04%
1-Apr-12
JP5LDP2A
Retail
0.00
1,361,310
8,249
239
PA
5.54%
1-Apr-15
JP5LDP2A
Multifamily
0.00
1,340,428
7,699
240
NY
5.07%
11-Mar-10
JP5LDP2B
Multifamily
0.00
1,299,976
8,796
241
PA
5.54%
1-May-15
JP5LDP2A
Self Storage
0.00
1,272,355
7,300
242
GA
5.78%
11-May-15
JP5LDP2A
Retail
0.00
1,275,000
6,346
243
MT
5.28%
11-Feb-15
JP5LDP2A
Mobile Home Park
0.00
1,096,322
7,566
244
TN
6.92%
1-May-20
JP5LDP2B
Multifamily
0.00
1,045,495
6,929
245
AL
5.39%
1-Jun-15
JP5LDP2A
Self Storage
0.00
1,019,684
5,749
246
GA
5.78%
11-May-15
JP5LDP2A
Retail
0.00
954,000
4,748
247
SC
4.82%
11-Feb-10
JP5LDP2A
Retail
0.00
825,000
3,310
248
UT
4.79%
11-Jun-10
JP5LDP2A
Retail
0.00
8,352,187
33,339
249
NJ
5.36%
1-May-15
JP5LDP2A
Office
0.00
28,000,000
129,236
250
TN
5.47%
1-Jun-12
JP5LDP2B
Multifamily
0.00
27,080,000
127,554
251
NC
5.47%
1-Jun-12
JP5LDP2B
Multifamily
0.00
26,680,000
125,670
252
GA
5.47%
1-Jun-12
JP5LDP2B
Multifamily
0.00
25,600,000
120,583
253
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
FL
5.42%
1-Jun-15
JP5LDP2B
Multifamily
0.00
22,750,000
106,081
254
DE
5.44%
6-Mar-15
JP5LDP2A
Mobile Home Park
0.00
20,827,106
118,446
B
255
AZ
5.22%
11-May-10
JP5LDP2B
Multifamily
0.00
19,740,000
88,731
256
DE
5.63%
11-Apr-15
JP5LDP2B
Multifamily
0.00
19,000,000
92,113
257
IN
5.33%
1-May-10
JP5LDP2B
Multifamily
0.00
16,500,000
75,730
258
WI
5.19%
1-Apr-15
JP5LDP2A
Retail
0.00
15,480,000
69,183
259
FL
5.16%
1-Apr-15
JP5LDP2B
Multifamily
0.00
13,892,287
76,530
260
WI
5.18%
1-Apr-15
JP5LDP2A
Retail
0.00
13,800,000
61,556
261
TX
5.25%
1-May-15
JP5LDP2A
Office
0.00
12,847,639
71,400
262
MD
5.39%
1-Jun-15
JP5LDP2A
Retail
0.00
12,600,000
58,482
263
OH
5.66%
1-May-12
JP5LDP2A
Retail
0.00
12,526,758
72,811
264
FL
5.31%
1-Apr-15
JP5LDP2A
Retail
0.00
11,513,561
64,487
265
WA
5.56%
11-Apr-15
JP5LDP2A
Retail
0.00
9,234,350
53,155
266
AZ
5.57%
11-May-15
JP5LDP2A
Retail
0.00
7,753,727
44,631
267
OR
5.35%
1-Apr-15
JP5LDP2A
Office
0.00
7,444,590
41,881
268
CO
5.40%
11-May-15
JP5LDP2B
Multifamily
0.00
7,100,000
33,015
269
PA
5.35%
1-May-15
JP5LDP2A
Office
0.00
6,900,000
31,788
270
OH
5.65%
1-Jan-15
JP5LDP2A
Office
0.00
6,532,431
38,098
271
CA
5.73%
6-Feb-15
JP5LDP2A
Office
0.00
6,143,331
36,103
B
272
TX
5.75%
1-May-25
JP5LDP2A
Retail
0.00
5,764,704
41,002
273
WA
5.72%
1-Apr-15
JP5LDP2A
Industrial
0.00
4,965,924
29,083
274
MD
5.94%
11-Apr-15
JP5LDP2A
Office
0.00
4,172,749
25,019
275
UT
5.70%
11-Mar-15
JP5LDP2B
Multifamily
0.00
3,968,913
23,216
276
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
TX
5.63%
6-Apr-15
JP5LDP2B
Multifamily
0.00
3,654,418
21,196
277
AZ
4.94%
11-Apr-10
JP5LDP2B
Multifamily
0.00
3,500,000
14,889
278
SC
5.81%
1-May-15
JP5LDP2B
Multifamily
0.00
3,371,536
21,513
279
FL
5.70%
1-May-15
JP5LDP2A
Retail
0.00
3,330,703
19,443
280
TX
5.59%
1-Apr-15
JP5LDP2A
Retail
0.00
3,276,857
18,924
281
TX
6.02%
6-May-20
JP5LDP2B
Multifamily
0.00
3,083,416
18,626
B
282
NY
5.00%
6-Mar-15
JP5LDP2B
Multifamily
0.00
3,000,000
12,917
283
TX
5.97%
1-May-15
JP5LDP2B
Multifamily
0.00
2,884,304
17,331
B
284
SC
5.55%
11-May-15
JP5LDP2B
Multifamily
0.00
2,833,016
16,272
285
TN
5.51%
11-Apr-15
JP5LDP2B
Multifamily
0.00
2,829,661
16,200
286
CA
5.54%
11-May-15
JP5LDP2B
Multifamily
0.00
2,683,874
15,398
287
OH
5.59%
6-Mar-15
JP5LDP2A
Multifamily
0.00
2,618,973
15,139
B
288
MI
5.63%
1-Dec-14
JP5LDP2A
Retail
0.00
2,557,339
16,169
B
289
TX
6.21%
6-Apr-20
JP5LDP2B
Multifamily
0.00
2,017,614
12,446
B
290
GA
5.64%
1-Jun-15
JP5LDP2A
Retail
0.00
1,652,972
10,364
291
OH
5.29%
6-Mar-15
JP5LDP2A
Multifamily
0.00
1,546,729
8,653
B
292
TX
5.52%
1-Apr-15
JP5LDP2A
Retail
0.00
1,484,394
9,229
293
FL
5.75%
1-May-15
JP5LDP2A
Self Storage
0.00
1,189,847
7,549
294
CA
5.62%
6-Mar-15
JP5LDP2A
Office
0.00
1,071,455
6,214
295
2,973,243,957
14,938,801
0
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
Not Avail
Not Avail Not Avail
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

J.P. Morgan Chase Commercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Nov-05
15-Nov-05
17-Oct-05
15-Dec-05
31-Oct-05
Commercial Mortgage Pass-Through Certificates
Series 2005-LDP2
ABN AMRO Acct: 722660.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

14-Nov-2005 - 08:40 (W207-W237) (c) 2005 LaSalle Bank N.A.